Exhibit 99.2
Global. Connected. Sustainable. 1Q25 FINANCIAL RESULTS April 24, 2025 The meeting place for companies, technologies and data

5,000+ Customers 228,000+ Cross Connects 50+ Metros 300+ Data Centers Capacity Host What You Need, How You Need Coverage Deploy Where You Need Connectivity Connect How You Need to Whom You Need Control Implement and Operate the Way You Need 1Q25 Financial Results 2 Executing on Key Strategic Priorities Positioned for Long-Term Sustainable Growth Note: As of March 31, 2025. Includes investments in unconsolidated entities. 1) Core FFO per share is a non-GAAP financial measure. For a reconciliation of this measure to the nearest GAAP equivalent, see the Appendix. Strengthen Our Customer Value Proposition 1 2 3 Innovate & Integrate for Our Customers Diversify and Bolster Capital Sources $242M Total Bookings in 1Q Announced U.S. Hyperscale Data Center Fund 6% Y/Y Growth in Core FFO per Share(1) $919M Record Backlog in 1Q Digital Realty and SURF Partner to Host First Quantum Computer Located in AMS17

3 Offering a Global Data Center Platform Capacity in World’s Major Metros to Meet Growing Customer Demand Global Capacity ~3,500 MW buildable IT capacity 814 MW under construction 1Q25 Financial Results 49 MW delivered in 1Q 219 MW new starts in 1Q ~2,760 MW in place IT capacity

1Q25 Financial Results 4 Enabling the Meeting Place Strong 0-1MW + IX 119 New Logos Added $69M 1Q Bookings from 0-1MW + Interconnection 28% of total 1Q bookings from 0-1 MW + Interconnection 1Q25 Results

PlatformDigital® Provides Customers with Global Connectivity

Entry Into Indonesia

DIGITAL REALTY Bersama

CGK10 & CGK11
Experienced Local Management

$95M
DLR Contributed[1]

50%
BDDC Ownership

50%
DLR Ownership

Rich Interconnectivity Ecosystem:
- **>25 Network Providers**
- **Multiple Subsea Cables**

Heraklion HER1


HER1

Connecting Europe to Asia, the Middle East, and East Africa through planned subsea cable investments

Connectivity Advances


Azure
Cloud On-Ramp
DATA CENTER

Three New Azure On-Ramps

consoleconnect

Digital Realty Extends Interconnection Destinations

DIGITAL REALTY

Note:
1) As of March 31, 2025.

1Q25 Financial Results 5

Bolstered, Diversified…and Evolved
Significant Progress on First U.S. Hyperscale Data Center Fund

Fund	+ Digital Realty launches U.S. Hyperscale Data Center Fund targeting **~$2.5B of LP equity commitments** + Received subscriptions for commitments to date of **over $1.7B from LPs** + Digital Realty will maintain a ≥ 20% sponsor investment in the Fund
Strategy	+ Dedicated to investing in high-quality hyperscale data centers located within top tier U.S. metros + Initial portfolio consisting of **five operating data centers and four land sites for data center development**
Rationale & Returns	+ Opportunity to expand capacity of PlatformDIGITAL to support **robust customer demand** + Enhanced returns, along with additional avenue of capital to support hyperscale development
Markets	+ Largest U.S. metros, including Northern Virginia, Dallas, Atlanta, Charlotte, New York Metro and Silicon Valley + Strong demand for Digital Transformation, Cloud and AI

DIGITAL REALTY
1Q25 Financial Results 6

Note: As of March 31, 2025. 1Q25 Financial Results • 1.5 GW contracted renewable capacity • 100% renewable for European portfolio and North America productized colocation portfolio • 152 sites matched with 100% renewable, including New Jersey, Texas, San Francisco, and Sydney markets • Expanded HVO diesel to 20 global sites and 15% of our global portfolio by IT capacity More green building certified IT capacity than any other data center provider • ENERGY STAR Partner of the Year; 69% of U.S. operating portfolio ENERGY STAR certified • Top 10 in the U.S. EPA Green Power Partnership • 43% of our irrigation and cooling needs came from non-potable water sources in 2023 • Swiss Datacenter Efficiency Association (SDEA) certification for 100% of Zurich portfolio Leading the data center industry in green bonds Renewable Energy Leading data center purchaser of renewable energy • 1.3 GW-IT global operating portfolio has a sustainable building certification • 60% of certifications are gold level and above • 190 MW-IT certified in 2024 Green Buildings Resource Efficiency Green Bonds More energy star certifications than any other data center provider • $7.2B in aggregate principal amount of green bonds issued • €850M green bond issued Sep 2024 • Sustainability-linked credit facility refinanced and upsized to $4.5B • Executed first data center industry green bond Leading Data Center Partner for Sustainability Building, Powering, and Operating Better, More Sustainable Data Centers 7

1Q25 Financial Results 1Q25 Financial Results 8

Note: Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 1Q25 BOOKINGS HISTORICAL TOTAL BOOKINGS ANNUALIZED GAAP BASE RENT Demonstrating $ in millions Continued Momentum 0-1 MW $54.1 mm 22% of total bookings INTERCONNECTION $14.6 mm 6% of total bookings >1 MW $172.1 mm 71% of total bookings OTHER(1) $1.4 mm >1% of total bookings TOTAL BOOKINGS $242.3 mm 1Q25 Financial Results 9 2021 2022 2023 2024 YTD 2025 $200 $400 $600 $800 0-1MW (Left y-axis) Interconnection (L) >1 MW (Right y-axis) Other(1) (R) • Record Pricing $244 / kW • 2nd Highest 0-1MW + IX Quarter Signings • Largest Single Lease Signing $75 $150 $225 $300

Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Historical backlog adjusted for asset sales and purchases, joint venture contributions and other non-material reconciling items. 3) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog, at Share Unconsolidated Joint Venture Backlog, at DLR Share COMMENCEMENT TIMING (3) $ in millions 1Q25 Financial Results10 $696M $85M $101M $679M $797M $242M $119M $919M 4Q24 Backlog Signed Commenced 1Q25 Backlog (2) • Record Backlog of $919M • >40% Increase in 2026 Backlog Record Backlog Enhanced Visibility of Future Growth $286M $283M $110M $679M $368M $438M $113M $919M 2025 2026 2027+ 1Q25 Backlog

Strong Pricing Environment Healthy Renewal Spreads 1Q25 RENEWAL SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewals representing $127 million of annualized rental revenue Signed renewals representing $5 million of annualized rental revenue Signed renewals representing $15 million of annualized rental revenue Signed renewals representing $147 million of annualized rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 4.1% 4.6% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. Signed renewals amounts represent cash annualized rental revenue. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 3.8% CASH GAAP CASH 11.2% 24.1% CASH 38.4% GAAP 5.6% CASH 7.1% GAAP 1Q25 Financial Results 11 • Renewals Heavily Weighted toward the 0-1 MW Category • Remain on Track to Meet Full Year Guidance For Renewal Spreads

Revenue Exposure by Currency Currency Headwinds 1% 6% 22% 5% 52% <1% 2% 4% 2025E $7.10 / Sh 1% SOFR +/- 100bps +0% GBP +/- 10% 2% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1) As of March 31, 2025. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 1Q25 Financial Results 12 2% <1% • Local Operations Funded in Local Currencies Act as a Natural Hedge <1% <1% 1Q24 U.S. DOLLAR INDEX 1Q25 ZAR 4% USD EURO GBP SGD 22% 6% 5% OTHER <1% CHF 52% 2% 1% JPY CAD 2% BRL 2% <1% <1% <1% 2% Mar-25 <1% 85 90 95 100 105 110 115 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 <1%

1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 1Q25 Financial Results 13 Strong Balance Sheet Robust Liquidity with Limited Maturities and Multiple Capital Sources Please see Appendix for calculation of ratios. 1) Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including our share of unconsolidated joint venture cash), divided by the product of Adjusted EBITDA (including our share of unconsolidated joint venture EBITDA), multiplied by four. >$5 Billion of liquidity at the end of 1Q 5.1x Leverage at the end of 1Q ~$700 Million Debt Maturities Remaining in 2025 2.0x Total Reduction in Leverage in 2 Years Net Debt to Adjusted EBITDA(1) 7.1X 5.1X

Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF March 31, 2025 (1)(2) (U.S. $ in billions) Note: As of March 31, 2025. 1) Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. 2) Assumes exercise of extension options. 3) Includes impact of cross-currency swaps. DEBT PROFILE 96% Unsecured Unsecured Secured 83% Non-USD Euro USD GBP Other 93% Fixed Fixed Floating 1Q25 Financial Results (3) 4.5 YEARS Weighted Avg. Maturity (1)(2) 2.6% Weighted Avg. Coupon (1) 14 $0.8 $1.6 $1.8 $3.1 $3.0 $3.2 $1.7 $1.8 $1.0 $1.0 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ Unsecured Credit Facilities Unsecured Convertible Notes Unsecured Green Senior Notes - EUR Unsecured Green Senior Notes - CHF Other Unsecured Debt Unsecured Senior Notes - CHF Euro Term Loan Unsecured Senior Notes - GBP Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes - USD Unsecured Senior Notes - EUR € € R € ¥ $ R$ $ € ¥ $ € R$ ¥ R$

2025 Financial Guidance Update Improving Core Growth (1) (1) (2) (1) 1Q25 Financial Results 15 Note: Dollars in millions except Core FFO per Share. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, as it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, such as debt issuances, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 1) Adjusted EBITDA, Same -Capital NOI, Core FFO Per Share, and Constant-Currency Core FFO per Share are non-GAAP financial measures. For a reconciliation of these measures to their nearest GAAP equivalents, see the Appendix. 2) Presented on a constant currency basis. As of February 13, 2025 As of April 24, 2025 Better/Worse Total Revenue $5,800 – $5,900 $5,825 - $5,925 Adjusted EBITDA $3,100 – $3,200 $3,125 - $3,225 Rental Rates on Renewals Leases (Cash) 4.0% – 6.0% 4.0% - 6.0% Year-End Portfolio Occupancy +100 – 200 bps +100 – 200 bps Same-Capital Cash NOI Growth 3.5% – 4.5% 3.5% – 4.5% Core FFO per Share $7.00 – $7.10 $7.05 – 7.15 Constant Currency Core FFO per Share $7.05 – $7.15 $7.05 – 7.15 (1)

Consistent Execution on Strategic Vision

Delivering Current Results, Seeding Future Growth

Strengthening Customer Value Proposition



Innovating and Integrating



Diversifying and Bolstering Capital Sources



Successful 1Q25 Initiatives

- $242M in Bookings
- 119 New Logos
- Delivered 49 MW of New Capacity
- Started 219 MW of New Projects

- Entered Indonesia via Joint Venture
- Launched Heraklion One Data Center in Crete
- Strategic Collaboration with Console Connect to expand ServiceFabric®
- Announced Three New Azure On-Ramps

- Launched First U.S. Hyperscale Data Center Fund
- Net Debt to Adjusted EBITDA Ratio Below Target
- Robust >$5B of Liquidity

DIGITAL REALTY

1Q25 Financial Results 16

Appendix 1Q25 Financial Results 17

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or Nareit, in the Nareit Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, provision for impairment, real estate related depreciation and amortization (excluding amortization of deferred financing costs), our share of unconsolidated JV real estate related depreciation & amortization, net income (loss) attributable to non-controlling interests in operating partnership, and reconciling items related to non-controlling interests. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the Nareit definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss on extinguishment and modifications, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX and derivatives revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate Core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ Core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss on debt extinguishment and modifications, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax expense, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain (loss) on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain (loss) on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2022 with less than 5% of total rentable square feet under development and excludes buildings that were undergoing, or were expected to undergo, development activities in 2023-2024, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented (prior period numbers are adjusted to reflect the current same-capital pool). 1Q25 Financial Results 18

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ; Data Gravity Index DGx ; public cloud services spending; the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2024 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; data center expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; access to power; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; increased tariffs, global supply chain or procurement disruptions, or increased supply chain costs; the impact from periods of heightened inflation on our costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs; the impact on our customers’ and our suppliers’ operations during an epidemic, pandemic, or other global events; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for U.S. federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for U.S. federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2024, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, and Pervasive Data Center Architecture (PDx),among others, are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 1Q25 Financial Results 19

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q25 Financial Results 20 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2025 March 31, 2024 FFO available to common stockholders and unitholders -- diluted $ 570,715 $ 451,273 Other non-core revenue adjustments (1,925) 3,525 Transaction and integration expenses 39,902 31,839 Loss from early extinguishment of debt - 1,070 Severance, equity acceleration and legal expenses 2,428 791 (Gain) / Loss on FX and derivatives revaluation (2,064) 33,602 Other non-core expense adjustments (702) 10,052 CFFO available to common stockholders and unitholders -- diluted $ 608,354 $ 532,153 CFFO impact of holding '24 Exchange Rates Constant 5,609 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 613,963 $ 532,153 Diluted CFFO per share and unit $ 1.77 $ 1.67 Diluted Constant Currency CFFO per share and unit $ 1.79 $ 1.67

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q25 Financial Results 21 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Twelve Months Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 FFO available to common stockholders and unitholders -- diluted $ 544,616 $ 483,621 $ 2,027,122 $ 1,915,745 Other non-core revenue adjustments 4,537 (146) (30,339) 26,393 Transaction and integration expenses 11,797 40,226 93,902 84,722 Loss from early extinguishment of debt 2,165 - 5,871 - Severance, equity acceleration and legal expenses 2,346 7,565 6,502 18,054 (Gain) / Loss on FX and derivatives revaluation 7,127 (24,804) 74,464 (39,000) Other non-core expense adjustments 14,229 1,956 37,671 3,905 CFFO available to common stockholders and unitholders -- diluted $ 586,816 $ 508,417 $ 2,215,194 $ 2,009,820 CFFO impact of holding '23 Exchange Rates Constant (318) - 1,732 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 586,498 $ 508,417 $ 2,216,926 $ 2,009,820 Diluted CFFO per share and unit $ 1.73 $ 1.63 $ 6.71 $ 6.59 Diluted Constant Currency CFFO per share and unit $ 1.73 $ 1.63 $ 6.72 $ 6.59

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q25 Financial Results 22 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2025 March 31, 2024 Net income available to common stockholders $ 99,793 $ 271,327 Adjustments: Noncontrolling interests in operating partnership 3,000 6,200 Real estate related depreciation and amortization (1) 432,652 420,591 Depreciation related to non-controlling interests (19,480) (8,017) Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 55,861 47,877 (Gain) on real estate transactions (1,111)(286,704) FFO available to common stockholders and unitholders $ 570,715 $ 451,273 Basic FFO per share and unit $ 1.67 $ 1.42 Diluted FFO per share and unit $ 1.67 $ 1.41 Weighted average common stock and units outstanding Basic 342,594 318,469 Diluted 350,632 326,975 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 443,009 431,102 Non-real estate depreciation (10,356) (10,511) $ 432,652 $ 420,591 Three Months Ended March 31, 2025 March 31, 2024 FFO available to common stockholders and unitholders -- basic and diluted $ 570,715 $ 451,273 Weighted average common stock and units outstanding 342,594 318,469 Add: Effect of dilutive securities 456 669 Weighted average common stock and units outstanding -- diluted 343,050 319,138

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q25 Financial Results 23 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended March 31, 2025 March 31, 2024 Net income available to common stockholders $ 99,793 $ 271,327 Interest 98,464 109,535 Loss from early extinguishment of debt - 1,070 Income tax expense (benefit) 17,135 22,413 Depreciation and amortization 443,009 431,102 EBITDA 658,400 835,446 Unconsolidated JV real estate related depreciation & amortization 55,861 47,877 Unconsolidated JV interest expense and tax expense 33,390 34,271 Severance, equity acceleration and legal expenses 2,428 791 Transaction and integration expenses 39,902 31,839 (Gain) / loss on sale of investments (1,111) (277,787) Other non-core adjustments, net (4,316) 21,608 Noncontrolling interests (3,579) 6,329 Preferred stock dividends, including undeclared dividends 10,181 10,181 Adjusted EBITDA $ 791,156 $ 710,556

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 1Q25 Financial Results 24 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) Three Months Ended March 31, 2025 March 31, 2024 Rental revenues $ 719,355 $ 689,987 Tenant reimbursements - Utilities 220,433 228,364 Tenant reimbursements - Other 28,022 24,782 Interconnection and other 85,678 79,449 Total Revenue 1,053,488 1,022,582 Utilities 251,946 262,687 Rental property operating 177,432 166,218 Property taxes 36,367 33,354 Insurance 4,664 3,616 Total Expenses 470,409 465,874 Net Operating Income $ 583,079 $ 556,708 Less: Stabilized straight-line rent $ (1,284) $ (5,641) Above and below market rent 909 946 Same Capital Cash Net Operating Income $ 583,454 $ 561,403 Cash NOI impact of holding '24 Exchange Rates Constant 5,740 - Constant Currency Same Capital Cash Net Operating Income $ 589,194 $ 561,403 Three Months Ended March 31, 2025 March 31, 2024 Total operating revenues $ 1,407,637 $ 1,331,143 less: Proforma disposition adjustment 413 (37,656) plus: Constant currency adjustment 5,609 - Total operating revenues (as adjusted) $ 1,413,659 $ 1,293,487

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]	$	29,272,861
Liquidation value of preferred equity[ii]		755,000
Total debt at balance sheet carrying value		17,875,511
Total Enterprise Value	$	47,903,372
Total debt / total enterprise value		37.3%
Debt-plus-preferred-to-total-enterprise-value		38.9%

(i) Market Value of Common Equity

Common shares outstanding		291,299
Common units outstanding		6,462
Total Shares and Partnership Units		297,761
Stock price as of March 31, 2023	$	98.31
Market value of common equity	$	29,272,861

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [ii]

Net Debt/LQA Adjusted EBITDA

		QE 03/31/23
Total debt at balance sheet carrying value	$	17,875,511
Add: DLR share of unconsolidated joint venture debt		1,123,360
Add: Capital lease obligations, net		335,910
Less: Unrestricted cash		(361,380)
Net Debt as of March 31, 2023	$	18,973,401
Net Debt / LQA Adjusted EBITDA[iii]		7.1x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	58,547
Interest expense		102,220
Taxes		21,454
Depreciation and amortization		421,198
EBITDA		603,419
Unconsolidated JV real estate related depreciation & amortization		33,719
Unconsolidated JV interest expense and tax expense		18,556
Severance accrual and equity acceleration and legal expenses		4,155
Transaction and integration expenses		12,267
Other non-core adjustments, net		(14,604)
Noncontrolling interests		111
Preferred stock dividends, including undeclared dividends		10,181
Adjusted EBITDA	$	667,804
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,671,214

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 03/31/23
Total GAAP interest expense (including unconsolidated JV interest expense)	113,931
Add: Capitalized interest	26,771
GAAP interest expense plus capitalized interest	140,702
Debt Service Ratio	4.7x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 03/31/23
GAAP interest expense plus capitalized interest	140,702
Preferred dividends	10,181
Total fixed charges	150,884
Fixed charge ratio	4.4x

Unsecured Debt/Total Debt

	QE 03/31/23
Global unsecured revolving credit facility	2,514,202
Unsecured term loans	1,542,275
Unsecured senior notes, net of discount	13,258,079
Secured debt, including premiums	560,955
Capital lease obligations, net	335,910
Total debt at balance sheet carrying value	18,211,421
Unsecured Debt / Total Debt	96.9%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 03/31/23
Total debt at balance sheet carrying value	17,875,511
Less: Unrestricted cash	(361,380)
Capital lease obligations, net	335,910
DLR share of unconsolidated joint venture debt	1,123,360
Net Debt as of March 31, 2023	18,973,401
Preferred Liquidation Value [ii]	755,000
Net Debt plus preferred	19,728,401
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	7.4x

Note: For Quarter ended March 31, 2023.

DIGITAL REALTY

1Q25 Financial Results 25

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]			$	49,161,653
Liquidation value of preferred equity[ii]				755,000
Total debt at balance sheet carrying value				17,016,279
Total Enterprise Value			$	66,932,932
Total debt / total enterprise value				25.4%
Debt-plus-preferred-to-total-enterprise-value				26.6%

(i) Market Value of Common Equity

Common shares outstanding		336,743
Common units outstanding		6,349
Total Shares and Partnership Units		343,092
Stock price as of March 31, 2025	$	143.29
Market value of common equity	$	49,161,653

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [iv]

Net Debt/LQA Adjusted EBITDA

		QE 03/31/25
Total debt at balance sheet carrying value	$	17,016,279
Add: DLR share of unconsolidated joint venture debt		1,697,287
Add: Capital lease obligations, net		328,573
Less: Unrestricted cash		(2,757,665)
Net Debt as of March 31, 2025	$	16,284,474
Net Debt / LQA Adjusted EBITDA[iii]		5.1x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	99,793
Interest expense		98,464
Loss from early extinguishment of debt		-
Taxes		17,135
Depreciation and amortization		443,009
EBITDA		658,400
Unconsolidated JV real estate related depreciation & amortization		55,861
Unconsolidated JV interest expense and tax expense		33,390
Severance accrual and equity acceleration and legal expenses		2,428
Transaction and integration expenses		39,902
(Gain) / loss on sale of investments		(1,111)
Provision for impairment		-
Other non-core adjustments, net		(4,316)
Noncontrolling interests		(3,579)
Preferred stock dividends		10,181
Adjusted EBITDA	$	791,156
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	3,164,624

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 03/31/25
Total GAAP interest expense (including unconsolidated JV interest expense)	119,634
Add: Capitalized interest	30,095
GAAP interest expense plus capitalized interest	149,729
Debt Service Ratio	5.3x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 03/31/25
GAAP interest expense plus capitalized interest	149,729
Preferred dividends	10,181
Total fixed charges	159,910
Fixed charge ratio	4.9x

Unsecured Debt/Total Debt

	QE 03/31/25
Global unsecured revolving credit facility	1,096,931
Unsecured term loans	404,335
Unsecured senior notes, net of discount	14,744,063
Secured debt, including premiums	770,950
Capital lease obligations, net	328,573
Total debt at balance sheet carrying value	17,344,852
Unsecured Debt / Total Debt	95.6%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 03/31/25
Total debt at balance sheet carrying value	17,016,279
Less: Unrestricted cash	(2,757,665)
Capital lease obligations, net	328,573
DLR share of unconsolidated joint venture debt	1,697,287
Net Debt as of March 31, 2025	16,284,474
Preferred Liquidation Value [iv]	755,000
Net Debt plus preferred	17,039,474
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	5.4x

Note: For Quarter ended March 31, 2025.

DIGITAL REALTY
1Q25 Financial Results 26

Thank you